Exhibit 10.45
Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
SALES LEAD AGREEMENT
This Sales Lead Agreement (the “Agreement”), is hereby made as of October 9th 2006 (“Effective Date”), by and between GAIN CAPITAL GROUP, LLC a company whose registered office is 550 Hills Drive, Bedminster, NJ 07921, USA, (“SALES AGENT”) and TRADING CENTRAL, a Societe Anonyme, with offices at II BIS RUE SCRIBE 75009 PARIS, FRANCE (RCS Paris 423 512 607) (“Research Provider”).
WHEREAS, Research Provider is in the business of producing technical analysis (collectively “Investment Research”);
WHEREAS, SALES AGENT desires to distribute the Investment Research, and Research Provider wishes to utilize SALES AGENT to distribute its Investment Research.
NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Services to Be Performed by SALES AGENT. SALES AGENT shall use its commercially reasonable efforts to distribute the Investment Research on a non-exclusive basis.
2. Services to Be Provided by Research Provider. Research Provider shall provide SALES AGENT with Investment Research along with other items as determined by SALES AGENT on a non-exclusive basis.
3. Term and Termination of Agreement. The term of this Agreement shall commence on the Effective Date and shall continue for a period of twelve (12) months. After the initial twelve (12) month period, this Agreement may be terminated by either party at any time upon at least thirty (30) days prior written notice. If either party defaults in the performance of any of its material obligations under this Agreement and fails to cure such default within ten (10) days after receiving written notice of the default, the non-defaulting party shall then have the right to terminate this Agreement immediately at any time following the ten (10) days.
4. Confidentiality. Any customer list of SALES AGENT is deemed to be “Confidential Information,” and Research Provider shall use reasonable efforts to keep such information confidential and not utilize such information for its own use. Research Provider agrees that it will take all reasonable precautions to prevent any unauthorized disclosure of Confidential Information by its principals, employees, or agents.
5. Fees and Payment Terms.
TRADING CENTRAL shall provide SALES AGENT with current, accurate and complete pricing and product information on the Materials, as applicable.
Unless otherwise agreed, subscriptions by Users that contract with TRADING CENTRAL SA shall be invoiced and collected by TRADING CENTRAL.
A Sales Lead is defined as (i) sales efforts made by SALES AGENT that result in a new contract signed between one User and TRADING CENTRAL for the delivery of technical analysis services or any other service delivered and invoiced by TRADING CENTRAL and (ii) whereby significant sales efforts were handled directly by TRADING CENTRAL representatives in the form of sales calls, on-site or phone presentations, product demonstrations and/or price negotiations.
A Sales Lead is valid only if (i) a Lead Form (detailing company name, desk activity, contact details including name, phone number, e-mail, and position) has been sent by e-mail to TRADING CENTRAL and faxed or e-mailed back to SALES AGENT wearing the approval signature of an accredited person (CEO, MD or Head of Sales of TRADING CENTRAL).
If SALES AGENT provides a Sales Lead which lead to a signed contract between User and TRADING CENTRAL then TRADING CENTRAL shall pay SALES AGENT a Commission worth *** by TRADING CENTRAL for access to its technical analysis service during the first year of the contract signed between Users.
If SALES AGENT provides both a Sales Lead and a closed contract which required no sales effort nor involvement by TRADING CENTRAL representatives then TRADING CENTRAL shall pay SALES AGENT *** by TRADING CENTRAL for access to its technical analysis service during the first year of the contract signed between Users and TRADING CENTRAL.
Commissions will be paid to SALES AGENT on a quarterly basis only on payment actually received from Users.
6. Expenses. Each party shall bear its own costs and expenses in providing the services rendered by it hereunder. All expenses of preparing the Investment Research materials shall be the sole responsibility of Research Provider.
7. Representations and Warranties.
     (a) Research Provider represents and warrants now and on a continuing basis that:
(1)	It has the requisite authority to enter into this Agreement.

(2)	Research Provider represents and warrants that any copyrights, trademarks, service marks, trade names, logos or other commercial designations are owned by Research Provider free of encumbrances or claims of any kind, and Research Provider has right to grant SALES AGENT a license to use such items in accordance with the terms of this Agreement.

(3)	Research Provider has all required governmental and regulatory approvals and licenses required to conduct the business contemplated by this Agreement, including any required registrations.
     (b) SALES AGENT represents and warrants now and on a continuing basis that:
(1)	It has the requisite authority to enter into this Agreement and to carry out the services as contemplated herein.

(2)	It agrees to maintain the registrations and licenses necessary under applicable laws and regulations.
     (c) Each party hereto represents and warrants that it shall provide to the other such information or documentation necessary for such party to fulfill its obligations hereunder, and such other information or documentation as any party may reasonably request.
9. Indemnification. Each party to this Agreement (the “Indemnifying Party”) shall indemnify and hold harmless the other party (the “Indemnified Party”) and its affiliates and each officer, employee and agent of the Indemnified Party and its affiliates from and against any and all claims, demands, actions, losses, damages, liabilities, or costs, charges, reasonable counsel fees, and expenses of any nature (“Losses”) arising out of (i) any misleading statements, inaccuracy or omission in any materials generated by the Indemnifying Patty pursuant to this Agreement, (ii) any material breach by the Indemnifying Party of any representation, warranty, covenant, or agreement contained in this Agreement and (iii) any action taken or omitted to be taken by the Indemnifying Party pursuant to this Agreement, except to the extent such Losses result from Indemnified Party’s breach of this Agreement, bad faith, willful misconduct, or gross negligence.
10. Miscellaneous.
     (a) Application of UK Law. This Agreement shall be governed by and in accordance with the laws of England applicable to agreements made and fully to be performed therein.
     (b) Entire Agreement, Amendment. This Agreement constitutes the entire agreement between the parties and supersedes voids and rescinds any and all prior oral or written agreements between Research Provider and SALES AGENT and is a fully integrated agreement. This Agreement may not be amended nor modified, nor any of the provisions hereof waived, except by the written consent of both parties hereto.
     (c) Binding Arbitration. Research Provider and SALES AGENT agree to arbitrate any controversy between Research Provider and SALES AGENT or its directors, officers, partners or employees relating in any way to this Agreement, including, but not limited to, the performance, construction or breach of this Agreement. Such arbitration will be conducted in accordance with the rules then in effect of the National Association of Securities Dealers, Inc. Research Provider and SALES AGENT understand that any award rendered by the arbitrators may be entered in any court having jurisdiction.
     (d) Relationship of Parties. Neither Research Provider nor SALES AGENT has any exclusive right to the services offered by the other, or, except as provided in this Agreement, to restrict other activities of the other party. This Agreement shall not be construed as precluding SALES AGENT or its affiliates from performing services of any nature for any third persons.
     (e) Assignment. No party hereto may transfer, sell, encumber or assign any of its rights or obligations hereunder in whole or in part without the express written consent of the other patty hereto.
     IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the above date.

TRADING CENTRAL		GAIN CAPITAL GROUP, LLC

By:	/s/ Alain Pellier	By:	/s/ Glenn Stevens

Name:	Alain Pellier	Name:	Glenn Stevens
Title:	CEO	Title:	CEO
Date:	9/October/2006	Date:	10/January/2007
SCHEDULE A-I: Sales Leads
SALES AGENT will receive *** received, per subscription.

New Subscriptions	Subscription Renewals
SALES AGENT ***/Trading Central ***	SALES AGENT ***/Trading Central ***
SCHEDULE A-2: Sales Leads + Closed Contracts
SALES AGENT will receive *** received, per subscription.

New Subscriptions	Subscription Renewals
SALES AGENT ***/Trading Central ***	SALES AGENT ***/Trading Central ***
SCHEDULE B
GURU TECHNICAL ANALYSIS
to be confirmed

CONTRACT FOR TECHNICAL ANALYSIS STRATEGIES
STANDARD TERMS AND CONDITIONS
1, These terms shall be incorporated into every agreement (“an Agreement”) with a subscriber (“a Subscriber”) for the supply of any of TRADING CENTRAL online services (information, analyses and forecasts) available on www tradingcentral.com (“the Service”), All Subscribers contract with TRADING CENTRAL SA, a company whose registered office is 11 bis rue Scribe, 75009 Paris, France, registered at the registry of commerce and companies of Paris under the number 423 512 607.
2 Each Agreement will come into effect only when accepted by TRADING CENTRAL and commence as from the agreed commencement date (or, if none is agreed, the date on which the TRADING CENTRAL Service was first provided, after the end of any free trial, where relevant) and (unless otherwise specified in the Agreement) will continue for a term of one (1) year and for further terms of one (1) year thereafter until terminated by the Subscriber giving to TRADING CENTRAL not less than three (3) months notice in writing expiring at the end of the relevant term.
3.(a) Unless otherwise agreed, subscriptions for TRADING CENTRAL Services shall be as shown in TRADING CENTRAL’s standard price list at the time the subscription is due. (b) Unless and until TRADING CENTRAL notifies otherwise, subscriptions with Subscribers who contract with TRADING CENTRAL will be invoiced and collected by TRADING CENTRAL and shall be due and payable quarterly in advance, without set-off or deduction (c) Each Subscriber will pay a penalty worth EURIBOR *** if payments are not made to TRADING CENTRAL in due time. (d) Without prejudice to any other remedy which it may have, TRADING CENTRAL reserves the right to terminate the Subscriber’s access to any TRADING CENTRAL services for non-payment of invoices. (e) All sums due to TRADING CENTRAL are exclusive of Goods and Services Tax, Sales Tax, Value Added Tax, and any other use or sales taxes, duties, or levies imposed by any authority, government or government agency which may apply or be introduced from time to time which shall be charged thereon in accordance with the relevant regulations in force at the time of providing the Service and shall be paid by the Subscriber. If a Subscriber is required by any tax authority to account for withholding tax (or similar duties or taxes) in respect of any subscription due to TRADING CENTRAL, the subscription shall be grossed up so that TRADING CENTRAL actually receives the amount which would have been payable had such withholding tax not been so accounted for Fees subject to annual increase based on Euro Zone inflation rate.
4 EACH SUBSCRIBER AGREES AND ACKNOWLEDGES THAT, (A) NO EXPRESS UNDERTAKING IS GIVEN AND NONE CAN BE IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE SERVICE (B) THE SERVICE DOES NOT CONSTITUTE IN ANY WAY A SOLICITATION NOR INCENTIVE TO SELL OR BUY ANY SHARES, STOCK OPTIONS AND SIMILAR AND ASSIMILATED PRODUCTS. (C) EACH SUBSCRIBER OF THE SERVICE ACKNOWLEDGES AND AGREES TO THE FACT THAT, BY ITS VERY NATURE, ANY INVESTMENT IN SHARES, STOCK OPTIONS AND SIMILAR AND ASSIMILATED PRODUCTS IS CHARACTERISED BY A CERTAIN DEGREE OF UNCERTAINTY THAT, CONSEQUENTLY, ANY INVESTMENT OF THIS NATURE INVOLVES RISKS FOR WHICH THE USER IS SOLELY RESPONSIBLE AND LIABLE. IT IS TO BE NOTED IN THIS RESPECT THAT PAST PERFORMANCE OF A FINANCIAL PRODUCT DO NOT GUARANTEE ANY AND ARE NOT AN INDICATION AS TO FUTURE PERFORMANCE. (D) THE USE AND INTERPRETATION OF THE SERVICE REQUIRE FINANCIAL SKILL AND JUDGEMENT. ANY UTILISATION WHATSOEVER BY THE SUBSCRIBER, RELATING TO THE SERVICE, AS WELL AS ANY DECISION WHICH THE USERS MAY TAKE REGARDING A POSSIBLE PURCHASE OR SALE OF SHARES, STOCK OPTIONS AND SIMILAR AND ASSIMILATED PRODUCTS, ARE THE SOLE RESPONSIBILITY AND LIABILITY OF THE SUBSCRIBER WHO ACKNOWLEDGES AND AGREES TO THIS AS A CONDITION PRECEDENT TO AND PRIOR TO ANY ACCESS TO THE SERVICE; (E) AS A RESULT OF THE ABOVE, ALL LEGAL LIABILITY

DIRECTLY OR INDIRECTLY ARISING WHATSOEVER IN RESPECT OF THE UTILISATION OF THE INFORMATION AND RELATED PRODUCTS OF OUR SERVICE, IN PA RTICULAR IN THE CIRCUMSTANCES AS DESCRIB ED IN POINT (C) OF THIS DISCLAIMER, IS HEREBY EXCLUDED TO THE FULLEST EXTENT PERMISSIBLE BY LAW AND CONSEQUENTIAL AND ECONOMIC LOSS IS EXCLUDED WITHOUT LIMITATION; (F) TRADING CENTRAL IS NOT LIABLE FOR ANY INTERRUPTION, DISRUPTION OR SUSPENSION OF THE SERVICE AVAILABLE ON THE INTERNET WHATSOEVER, EVEN WHEN THIS RESULT CAUSES THE INFORMATION AND RELATED PRODUCTS PROVIDED TO BE RENDERED INACCURATE, INACCESSIBLE OR INCOMPLETE.
5 (a) Each Subscriber agrees that it will use the Service for the specific business purposes stated herein (b) Subscribers may not internally or externally, copy, distribute, relay, publish or otherwise deal with, disclose or make available any part of a the Service whether in the form received by them or in any other form and may not transfer any part of the Service to another information distribution network or publication system whether external or internal or any terminal not authorised by TRADING CENTRAL to receive the Service except in the designated case allowed by this Agreement allowing Subscriber to electronically provide the Service to its customers who hold live foreign exchange trading accounts with Subscriber (c) Each Subscriber agrees to limit the number of internal Users to those listed on the Commercial Information Addendum (page 3) These internal Users are the individuals allowed direct access to the Service which will enable them to provide it to Subscriber’s customers (d) The total number of Users may increase based on in-site observations or based on client request and shall lead TRADING CENTRAL to increase the total subscription fees as described on the Commercial Information Addendum (page 3). When applicable, a Notice will be sent to the Subscriber for each increase and will be deemed to be duly given if delivered personally or sent by first class air mail post or sent by email or sent by fax.
6. TRADING CENTRAL shall have the right to add to, vary or reduce the contents of the Service or to replace, omit or otherwise vary any of the sources used in the making of the Service with reasonable written notice to Subscribers only when the content of the Service has been substantially altered making it essential to notify Subscribers. Edits considered minimal and part of normal course of business are not considered substantial enough warranting notice to Subscriber If Service is substantially altered, Subscriber maintains the right to terminate the contract or seek to renegotiate the price.
7. TRADING CENTRAL shall have the right to give written notice at any time and for any reason terminating any Agreement and/or terminate any TRADING CENTRAL Service forthwith If such termination does not result from a breach of an Agreement by the Subscriber, TRADING CENTRAL shall reimburse or arrange for the reimbursement of any part of the current subscription that relates to the period after termination. Other than in the instance where TRADING CENTRAL has breached its (‘contractual obligations according to this Agreement, Subscriber shall have the right to terminate if Service is materially altered rendering use of the Service impractical and useless.
8. Subscribers hereby agree to be bound by such amendments as TRADING CENTRAL may make to these standard terms and conditions from time to time. In such an event, TRADING CENTRAL shall communicate via e-mail to inform Subscribers of such amendments no less than 20 days from the time amendments will take effect Notice of these amendments made available by e-mail shall be deemed duly given upon the time e-mail notification is sent The Subscriber will be deemed to have accepted the terms if it does an act, reaffirming its subscription, or if no notice of objection is received within 20 days of when the e-mail notification was first sent.

CONTRACT FOR TECHNICAL ANALYSIS STRATEGIES
9. The Service, including but not limited to text, figures, content, graphics, video, audio, photographs, images, illustrations, news articles, also known as ‘material”, is protected by copyright and/or other proprietary rights under French and other Laws, and is solely and exclusively owned and controlled by TRADING CENTRAL The Subscriber do and shall not acquire any rights of any kind nor licenses of any type in or to the Service and material contained in the Service by using or subscribing to the Service in accordance with these Subscriber Terms and Conditions, unless expressly set out in these Subscriber Terms and Conditions All present and future rights in copyright, trademarks, patents, trade secrets, service marks, now-how and other proprietary rights of any type under the laws of any country shall at all times remain the sole and exclusive property of TRADING CENTRAL
10. Upon prior reasonable notification, each Subscriber will permit TRADING CENTRAL and its representatives to enter into business location during normal business hours to inspect the manner in which TRADING CENTRAL services are being accessed and/or received and to have access to and make copies of the books, records and computers used for purposes of this Agreement at such locations for the sale purpose of ensuring that the provisions of the Agreement are being complied with
11. Except in the event of TRADING CENTRAL’S gross negligence or willful misconduct, each Subscriber agrees to indemnify and hold harmless TRADING CENTRAL, its officers, directors, shareholders, subsidiaries, affiliates, employees, agents and representatives against all suits, claims demands, causes of action, losses, damages, costs, expenses, or liabilities of any nature (including attorney’s fees) incurred by TRADING CENTRAL as a result of breach of an Agreement by the Subscriber. TRADING CENTRAL agrees to indemnify and hold harmless Subscriber, its officers, directors, shareholders, subsidiaries, affiliates, employees, agents and representative harmless from and against any and all claims, damages, liabilities, costs, loses and expenses (including, without limitation, all judgments, costs and reasonable attorneys’ fees and amounts paid in settlement or compromise of any litigation) of any kind or nature (collectively, ‘losses”) to which Subscriber may become subject to
12. Without prejudice to any other relief or rights to which it is entitled, TRADING CENTRAL may claim from Subscribers all legal fees incurred to enforce any provisions of an Agreement. As such, Subscriber may seek from TRADING CENTRAL any legal fees incurred in enforcing or attempting to enforce any provision of this Agreement
13. TRADING CENTRAL shall not be liable for failure to perform or delay in performing any obligation if such failure or delay is caused by circumstances beyond its reasonable control.
14. No failure to exercise or delay in exercising any right by TRADING CENTRAL shall operate as a waiver of such right and no exercise of any right shall preclude a further exercise of such right.
15. TRADING CENTRAL shall be entitled to assign any Agreement to any associated company and in such event upon providing written notification to Subscriber and receiving written consent from Subscriber. Subscriber agrees to treat such Agreement with effect from the date of assignment as being entered into for all purposes between the Subscriber and such associated company.
16. Each Agreement constitutes the complete and exclusive statement of the Agreement between the parties relating to the TRADING CENTRAL Service(s) provided thereunder and supersedes all oral or written agreements, proposals (including any representations) and all other communication between them.
17. The address for delivery of notices on the Subscriber is as stated in the relevant Agreement The address for delivery of notices on TRADING CENTRAL SA is 11 bis rue Scribe, 75009 Paris, France.

18. Notices will be deemed to be duly given if delivered personally or sent by first class air mail post or sent by electronic mail or sent by fax Notices will be deemed to have been given at the time of delivery in the case of notices delivered personally, within 5 days of posting in the cases of notices sent by first class air mail and the time of sending in the case of electronic mail and faxes Notices sent by electronic mail shall not deemed delivered unless the sender can demonstrate that the electronic mail has been delivered to the Subscriber.
19. The place where each Agreement is made and comes into effect is Paris All Agreements shall be governed by the laws of France and Subscribers agree to submit to the non-exclusive jurisdiction of the French Courts.
Agreed to by:

TRADING CENTRAL SA		GAIN CAPITAL GROUP, LLC
By:	/s/ Alain Pellier	By:	/s/ Christopher Calhoun
Name: Alain Pellier		Name: Christopher W. Calhoun
Title: CEO		Title: Chief Operating Officer
Date: 20 December 2006		Date: 10/11/07

CONTRACT FOR TECHNICAL ANALYSIS STRATEGIES
COMMERCIAL TERMS & SUBSCRIPTION FEES
OPTION 1: OUTSOURCED WHITE LABEL MARKET BRIEFS
•	***
DISTRIBUTION LICENSE
•	***
OPTION 2: TECHNICAL ANALYSIS RESEARCH ON FOREX.COM
REAL TIME TECHNICAL LEVELS
•	***
TECHNICAL PATTERN ALERTS
•	***
JAPANESE CANDLESTICK ALERTS
•	***
DISTRIBUTION LICENSE
•	***
SPECIAL INVESTMENT TERMS
OPTION 1 PRICING
•	***
OPTION 2 PRICING
•	***
Launch Date: 2-4 weeks after contract signature date

CONTRACT FOR TECHNICAL ANALYSIS STRATEGIES
SUBSCRIBER DETAILS
COMPANY NAME: GAIN CAPITAL GROUP (FOREX.COM)
ADDRESS: 550 HILLS DRIVE, SUITE 210, BEDMINSTER, NJ 07921 USA

CONTACT NAME: KEN O’BRIEN	TELEPHONE NUMBER: +1.908.212.3930
EMAIL:kobrien@gaincapital.com	FACSIMILE: +1.908.731.0701

TRADING CENTRAL
YOUR SALES CONTACT	SALES@TRADINGCENTRAL.COM
TELEPHONE (LONDON)	+44 207 847 4042
TELEPHONE (PARIS):	+331 55288040
FACSIMILE:	+331 5528 8049

ADDENDUM TO CONTRACT SIGNED 10 OCTOBER 2006
UPGRADED FOREX RESEARCH PACKAGE

From:	GAIN CAPITAL GROUP (FOREX.COM)
Address:	550 HILLS DRIVE, SUITE 210, BEDMINSTER, NJ 07921 USA
Contact name:	KEN O’BRIEN
Phone:	+1.908.212.3930
E-Mail:	kobrien@gaincapital.com

To:	TRADING CENTRAL
Attn:	JULIEN HEIDERSCHEID
Fax:	1-646-349-2240
As per contract: OPTION 2 TECHNICAL ANALYSIS RESEARCH ON FOREX.COM should be:
OPTION 2 PRICING
- ***
- TOTAL UPGRADE INVESTMENT SHOULD BE = ***
As per our meeting on September 5th 2007 we now offer the following terms:
Services shall be broken down per “customer type” and will be activated one by one during the coming 3 months (from signature date below) at Gain Capital’s discretion given TRADING CENTRAL two week notice. Additional charges and/or savings will activate when services are actually launched to Gain Capital’s customers. Activation dates shall be announced by Gain Capital and agreed by both parties.
A - “DEMO” customers will have access to:
- ***
B - “BASIC” customers will have access to:
- ***
- Note: this is a new service - template will be similar to HTML template (colors, sponsored by)
C - “FX PLUS” customers will have access to:
- ***
- Note: this is part of Option 2 in the contract
D - “PREMIER” customers will have access to:
- ***
- Note: this is the full Option 2 in the contract
ADDENDUM TO CONTRACT SIGNED 10 OCTOBER 2006
UPGRADED PACKAGE INVESTMENT SCHEDULE (prices in USD per month)

A - “DEMO” Services	= Savings	***
Note: ***

B - “BASIC” Services	= Additional charge	***
Note: ***

C and D - “FX PLUS” and “PREMIER” Services	= Additional charge	***

TOTAL UPGRADE INVESTMENT	= Additional charge	***
Additional Services included in the upgraded package FREE of charge:
•	***
Note: these services are free as long as they are delivered in combination with the above upgraded package. Full pricing would apply should they be purchased separately
•	TOTAL FOREX RESEARCH INVESTMENT ***
once all the above services are launched
•	Contract length: 2 Years

•	Special offer valid until September 30th 2007

DATE / NAME / TITLE	SIGNATURE
September 11th 2007

Kenneth W. O’Brien

VP Strategic Alliances